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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 8, 2005


                                ERF Wireless Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


         Nevada                        000-27467                76-0196431
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


     2911 South Shore Boulevard, Suite 100, League City, Texas       77573
    ----------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)

                                 (281) 538-2101
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 8, 2005, ERF Wireless, Inc. ("ERFW") entered into an Asset Purchase Agreement to purchase assets from Skyvue USA East Central Texas Inc., a Texas corporation ("Skyvue USA"). The assets will be used to operate an enterprise-class encrypted wireless banking network business. ERFW will pay Skyvue USA $600,000 plus earn-out payments based upon multiples of Adjusted EBITDA of the assets contributed to ERFW's newly created wholly owned subsidiary, ERF Enterprise Network Services, Inc., a Texas corporation.

On August 12, 2005, ERFW completed the purchase of assets from Skyvue USA under the Asset Purchase Agreement dated August 8, 2005. Under the Asset Purchase Agreement, ERFW acquired the CryptoVue System consisting of software, site based hardware devices and servers to perform network encryption, contracts for the construction, operation, monitoring and maintenance of fixed wireless networks for banking customers, ISP subscriber agreements, trade names, equipment and software, including the software architecture and design. As noted above, the assets were acquired from Skyvue USA East Central Texas Inc., a Texas corporation. At the time of the transaction, there were no material relationships between the seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director. ERFW paid $600,000 in cash, notes and securities, plus agreed to make certain future plus earn-out payments based upon multiples of Adjusted EBITDA of the assets contributed to ERFW's wholly owned subsidiary.

The foregoing description of the asset purchase agreement (the "Agreement") does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which was filed as Exhibit 10.5 to the Form 8-K filed by ERFW with the Securities and Exchange Commission on August 12, 2005 ACCESSION-NUMBER 0001019687-05-002197, and which is incorporated by reference.

Subsequent to the execution of the Agreement, ERFW filed a Form 8-K with the Securities and Exchange Commission within the four day time period prescribed and filed amendment No. 1 on Form 8-K/A on October 12, 2005 that included both the information under Item 1.01 - Entry into a Material Definitive Agreement concerning the entry into a material agreement on August 8, 2005 AND under Item
2.01 - Completion of Acquisition or Disposition of Assets as it related to the closing on the acquisition of assets from Skyvue USA East Central Texas, Inc. on August 12, 2005. Since both events occurred within four business days of each other, we elected to report both items in Amendment No. 1 to Form 8-K. In accordance with the provisions of Item 9.01 of Form 8-K, the Company indicated that certain financial information required by Item 9.01 of Form 8-K would be filed by an amendment to the Form 8-K within the prescribed 71 day time period provided. The sole purpose of this Amendment 2 to Form 8-K dated October 24, 2005 is to file such required financial information in accordance with item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. See Item 9.01(a) attached herewith

EXHIBIT 99.1 - Audited Financial Statements of Skyvue USA East Central Texas, Inc. for the years ended December 31, 2004 and 2003 and Unaudited Financial Statements of Skyvue USA East Central Texas, Inc. for the six months ended June 30, 2005

(b) PRO FORMA FINANCIAL INFORMATION. See Item 9.01(b) attached herewith

EXHIBIT 99.3 - Pro Forma Consolidated Balance Sheets for ERFW and Skyvue USA at June 30, 2005; Pro Forma Statements of Operations for ERFW and Skyvue USA for the six months ended June 30, 2005 and Pro Forma Statements of Operations for ERFW and Skyvue USA for the year ended December 31, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2005


         /S/ R. GREG SMITH
         --------------------------------------------------------------
         R. GREG SMITH
         CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
         (PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER)